SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date  of  report  (Date  of  earliest  event  reported):  April  22,  2003
                                                               ----------------


                           The Leather Factory, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


             1-12368                               75-2543540
     --------------------------        ---------------------------------------
     (Commission  File  Number)        (IRS  Employer  Identification  Number)


     3847  East  Loop  820  South,  Fort  Worth,  Texas         76119
     --------------------------------------------------      -----------
        (Address  of  Principal  Executive  Offices)         (Zip  Code)


                                 (817) 496-4414
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


  _____________________________________________________________________________
     (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

ITEM  9.  REGULATION FD DISCLOSURE

     The Registrant is furnishing the press release attached as Exhibit 9.1 announcing the Registrant's 1st quarter 2003 financial results. This press release was issued on April 22, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE  LEATHER  FACTORY,  INC.

Date:  April  25,  2003                BY:  /s/  Wray  Thompson
                                            -------------------
                                       Wray  Thompson,  Chairman  of  the  Board
                                              and  Chief  Executive  Officer

                                                                    EXHIBIT  9.1
                                                                    ------------


        FOR IMMEDIATE RELEASE                              APRIL 22, 2003

              THE LEATHER FACTORY REPORTS 1ST QUARTER 2003 RESULTS

FORT WORTH, TEXAS - The Leather Factory, Inc. (AMEX: TLF) today reported results for the first quarter of 2003. Net income for the quarter ended March 31, 2003 was $774,518 or $0.07 per share (diluted), compared to a net loss of $(3,249,526) or $(0.30) per share (diluted) for the quarter ended March 31, 2002. Net income for the first quarter of 2002 before the cumulative effect of the change in accounting principle was $759,305 or $0.07 per share (diluted). (See the attached Consolidated Statements of Operations.) The accounting change resulted from the write-down of goodwill in accordance with SFAS No. 142.

Net sales for the quarter ended March 31, 2003 were $10,560,085, up 3.5% over net sales of $10,203,951 in the first quarter of last year. Leather Factory operations accounted for the increase while Tandy Leather and Roberts, Cushman sales were virtually flat. Comparable store sales in the first quarter of 2003 (29 Leather Factory and 2 Tandy Leather stores) increased $509,000 or 6% over the first quarter of 2002. Also, sales were fueled by the addition of 18 new stores (1 Leather Factory and 17 Tandy Leather) during the last 12 months.

Wray Thompson, Chairman and Chief Executive Officer, commented, "We're pleased with the sales gains from our comparable stores. Despite an overall weak retail environment, a 6% gain in that category is solid. The severe winter storms in February hurt us some as several of our new Tandy Leather stores are located in the Northeast. Overall however, the Tandy Leather stores are producing good results as they tend to operate very efficiently and produce profits quickly."

The Leather Factory, Inc., (http://www.leatherfactory.com), headquartered in Fort Worth, Texas, is an international marketer and wholesale distributor of a broad product line including leather, leatherworking tools, buckles and adornments for belts, leather dyes and finishes, shoe repair supplies, saddle and tack hardware, and do-it-yourself kits, and is a manufacturer and distributor of fancy hat trims, leather lacing and kits. The Company distributes its products through sales/distribution units located throughout the U.S. and Canada and through its subsidiary, Tandy Leather Company, via retail stores and mail/telephone/website orders (http://www.tandyleather.com). Its common stock trades on the American Stock Exchange with the symbol "TLF"

                            THE LEATHER FACTORY, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)
               FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002

                                                                Quarter ended March 31,
                                                                   2003          2002
                                                               ------------  ------------
NET SALES                                                      $10,560,085   $10,203,951
COST OF SALES                                                    4,914,581     4,835,356
                                                               ------------  ------------
             Gross Profit                                        5,645,504     5,368,595

OPERATING EXPENSES                                               4,529,832     4,175,136
                                                               ------------  ------------
INCOME FROM OPERATIONS                                           1,115,672     1,193,459

OTHER EXPENSE:
     Interest expense                                               63,352        89,869
     Other, net                                                    (30,818)       16,355
                                                               ------------  ------------
             Total other expense                                    32,534       106,224
                                                               ------------  ------------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                       1,083,138     1,087,235

PROVISION FOR INCOME TAXES                                         308,620       327,930
                                                               ------------  ------------
NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
  IN ACCOUNTING PRINCIPLE                                          774,518       759,305

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE,
  NET OF INCOME TAXES                                                    -    (4,008,831)
                                                               ------------  ------------
NET INCOME (LOSS)                                              $   774,518   $(3,249,526)
                                                               ============  ============


NET INCOME (LOSS) PER COMMON SHARE - BASIC:

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE.  $      0.08   $      0.08
CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE, NET OF TAX. .            -         (0.40)
                                                               ------------  ------------
NET INCOME (LOSS) PER COMMON SHARE. . . . . . . . . . . . . .  $      0.08   $     (0.32)
                                                               ============  ============

NET INCOME (LOSS) PER COMMON SHARE - ASSUMING DILUTION:

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE.  $      0.07   $      0.07
CUMULATIVE EFFECT OF CHANGE IN ACCTG PRINCIPLE, NET OF TAX. .            -         (0.37)
                                                               ------------  ------------
NET INCOME (LOSS) PER COMMON SHARE. . . . . . . . . . . . . .  $      0.07   $     (0.30)
                                                               ============  ============


WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
  Basic                                                         10,177,433    10,001,717
  Diluted                                                       10,731,713    10,791,259
